EXHIBIT 10.2
     AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of February 26, 2010 (this “Amendment”) among CMC RECEIVABLES, INC. (the “Seller”), COMMERCIAL METALS COMPANY (the “Servicer”), LIBERTY STREET FUNDING LLC (“Liberty”), GOTHAM FUNDING CORPORATION (“Gotham”, and together with Liberty, the “Buyers”), THE BANK OF NOVA SCOTIA (“Scotia”), THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”, and together with Scotia, the “Managing Agents”) and THE BANK OF NOVA SCOTIA, as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Seller, the Servicer, the Buyers, the Managing Agents and the Administrative Agent are parties to a Second Amended and Restated Receivables Purchase Agreement dated as of April 30, 2008 (as from time to time amended prior to the date hereof, the “RPA”);
     WHEREAS, the parties desire to amend the RPA;
     NOW, THEREFORE, the parties agree as follows:
SECTION 1. DEFINITIONS
     Defined terms used herein and not defined herein shall have the meanings assigned to such terms in the RPA.
SECTION 2. AMENDMENT OF RPA
The parties hereto agree that, effective as of the Amendment Effective Date (as defined below):
(a)	Section 9.04(d) of the RPA shall be amended and restated in its entirety to read as follows:

“(d) Interest Coverage Ratio. Permit the Interest Coverage Ratio to be less than 2.50 to 1.00 on May 31, 2010 or at the end of any fiscal quarter thereafter; provided, however, notwithstanding anything in the definition of Interest Coverage Ratio to the contrary, and for purposes of this Section 9.04(d) only (thereby expressly excluding Section 9.03(r), in addition to any other Sections of this Agreement), the Interest Coverage Ratio for (a) the fiscal quarter ending May 31, 2010, shall be calculated using Consolidated EBITDA and Consolidated Interest Expense for the fiscal quarter ending May 31, 2010, (b) the fiscal quarter ending August 31, 2010, shall be calculated using Consolidated EBITDA and Consolidated Interest Expense for the two consecutive fiscal quarters ending August 31, 2010, and (c) the fiscal quarter ending November 30, 2010, shall be calculated using Consolidated EBITDA and Consolidated Interest Expense for the three consecutive fiscal quarters ending November 30, 2010.”
SECTION 3. CONDITIONS PRECEDENT
     As used herein, the term “Amendment Effective Date” shall mean the first date upon which each of the following conditions shall have been satisfied: (i) the Administrative Agent, the Managing Agents and the Buyers shall have executed and delivered one or more counterparts of this Amendment and shall have received one or more counterparts of this Amendment executed by each of the other parties hereto; and (ii) each of Scotia and BTMU shall have received the fees set forth in that certain letter agreement of even date herewith among the Seller, Scotia and BTMU.
SECTION 4. GOVERNING LAW

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ITS CONFLICTS OF LAWS RULES.
SECTION 5. EXECUTION IN COUNTERPARTS
     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6. CONFIRMATION OF AGREEMENT
Each of the parties hereto agree that, as amended hereby, the RPA continues in full force and effect. The Seller and the Servicer hereby represent and warrant that, after giving effect to the effectiveness of this Amendment, their respective representations and warranties contained in the RPA are true and correct in all material respects upon and as of the date hereof with the same force and effect as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date). All references in any Purchase Document to the RPA on and after the date hereof shall be deemed to refer to the RPA as amended hereby.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date first above written.

CMC RECEIVABLES, INC., as Seller

By:	/s/ Louis A. Federle Name: Louis A. Federle
Title: Treasurer

THE BANK OF NOVA SCOTIA, as Managing Agent and Administrative Agent

By:	/s/ Michael Eden Name: Michael Eden
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Managing Agent

By:	/s/ Ichinari Matsui Name: Ichinari Matsui
Title: SVP & Group Head

COMMERCIAL METALS COMPANY, as Servicer

By:	/s/ Murray R. McClean Name: Murray R. McClean
Title: Chairman of the Board, President, and Chief Executive Officer

LIBERTY STREET FUNDING LLC, as Buyer

By:	/s/ Jill A. Russo Name: Jill A. Russo
Title: Vice President

GOTHAM FUNDING CORPORATION, as Buyer

By:	/s/ John L. Fridlington Name: John L. Fridlington
Title: Vice President

Acknowledged and Agreed to by:

STRUCTURAL METALS, INC., d/b/a CMC STEEL TEXAS

By:	/s/ Murray R. McClean Authorized Signatory

OWEN ELECTRIC STEEL COMPANY OF SOUTH CAROLINA, d/b/a CMC STEEL SOUTH CAROLINA

By:	/s/ Murray R. McClean Authorized Signatory

HOWELL METAL COMPANY, d/b/a CMC HOWELL METAL

By:	/s/ Murray R. McClean Authorized Signatory

SMI STEEL, INC., d/b/a CMC STEEL ALABAMA

By:	/s/ Murray R. McClean Authorized Signatory

CMC STEEL FABRICATORS, INC., d/b/a CMC JOIST

By:	/s/ Murray R. McClean Authorized Signatory